UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Reliance Steel & Aluminum Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2016. RELIANCE STEEL & ALUMINUM CO. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information MeetingType:Annual Meeting For holders as of: March 3 1,2016 Meeting Date:May 18, 2016 Time:I0:00 a.m.California Time Location: The Omni Los Angeles Hotel at California Plaza 251 South Olive Street Los Angeles,CA 900 I 2

- Before You Vote How to Access the Proxy Materials - How 'ro Vote - Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "/ego/ proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requi rements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet:To vote now by Internet, go to www.proxyvote.com. Have the i nformation that is printed in the box marked by the arrow -+lxxxx xxxx xxxx xxxxl(located on the following page) available and follow the instructions. Vote By Mail:You can vote by mail by requesting a paper copy of the materials, which wi ll include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORTFORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow -+lxxxx xxxx xxxx XXXX I(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to recei ve a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -+iXXXX XXXX XXXX XXXXI(located on the following page) in the subject line. Requests, instructions and other i nquiries sent to this e-mail address will NOT be forwarded to your i nvestment advisor. Please make the request as instructed above on or before May 4, 2016 to facilitate timely delivery.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Sarah J. Anderson 2. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers. 1b. John G.Figueroa 1C. Thomas W. Gimbel 3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2016. 1d. David H. Hannah 1e. Douglas M. Hayes 11. Mark V. Kaminski 1g. RobertA. McEvoy Gregg J. Mollins 1h. 1i. Andrew G. Sharkey, Ill "N ' \0 \0 ll: rr, "\0' 0 UJ

Voting Instructions